Exhibit 99.1

UNITED RENTALS, INC. ANNOUNCES DATE FOR SPECIAL MEETING OF STOCKHOLDERS IN CONNECTION WITH RSC MERGER

GREENWICH, Conn. — March 22, 2012 — United Rentals, Inc. (“United Rentals”) (NYSE: URI) today announced it will hold a special meeting of stockholders on April 27, 2012, at 11:00 AM Eastern Time, at the Hyatt Regency Greenwich, 1800 East Putnam Avenue, Old Greenwich, Connecticut.

The purpose of the meeting will be to consider and vote on proposals to approve the Agreement and Plan of Merger, dated as of December 15, 2011, pursuant to which RSC Holdings Inc. (“RSC”) will merge with and into United Rentals, to approve the issuance of shares of common stock of United Rentals to stockholders of RSC in connection with the merger, and to approve the adjournment of the special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the first two proposals. The close of business on March 22, 2012, has been fixed as the record date for determination of the United Rentals stockholders who are entitled to notice of, and to vote at, the special meeting of stockholders.

United Rentals and RSC currently expect to close the merger on or about April 30, 2012.

About United Rentals

United Rentals, Inc. is the largest equipment rental company in the world, with an integrated network of 529 rental locations in 48 states and every Canadian province. United Rentals’ approximately 7,500 employees serve construction and industrial customers, utilities, municipalities, homeowners and others. United Rentals offers for rent approximately 3,000 classes of equipment with a total original cost of $4.3 billion. United Rentals is a member of the Standard & Poor’s MidCap 400 Index and the Russell 2000 Index® and is headquartered in Greenwich, Conn. Additional information about United Rentals is available at www.unitedrentals.com.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and in the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to United Rentals or RSC Holdings, the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. United Rentals undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents United Rentals and RSC Holdings have filed with the U.S. Securities and Exchange Commission as well as the possibility that (1) United Rentals and RSC Holdings may be unable to obtain stockholder approvals required for the proposed transaction; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of United Rentals and RSC Holdings; (4) the proposed transaction may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed transaction; and (6) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the Securities and Exchange Commission by United Rentals and RSC Holdings. United Rentals gives no assurance that it will achieve its expectations and does not assume any responsibility for the accuracy and completeness of the forward-looking statements.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of United Rentals and RSC Holdings described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the preliminary registration statement and joint proxy statement/prospectus, and other documents filed from time to time with the Securities and Exchange Commission (“SEC”). All forward-looking statements included in this document are based upon information available to United Rentals on the date hereof and United Rentals assumes no obligations to update or revise any such forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release is for informational purposes only and is not an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to purchase shares of RSC Holdings common stock will be made pursuant to the registration statement and joint proxy statement/prospectus forming a part thereof filed with the SEC. A preliminary version of the registration statement and joint proxy statement/prospectus was filed with the SEC by United Rentals on January 17, 2012, and has been subsequently amended. The preliminary version is not yet final and will be amended. Neither this press release nor the preliminary registration statement and joint proxy statement/prospectus filed with the SEC is a substitute for the definitive version of the registration statement and joint proxy statement/prospectus or any other documents that United Rentals may file with the SEC or send to stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE VERSION OF THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AFTER IT HAS BEEN DECLARED EFFECTIVE AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You can obtain a free copy of the preliminary joint proxy statement/prospectus, the definitive version of the joint proxy statement/prospectus (when available), and other filings containing information about United Rentals and RSC Holdings, at the SEC’s Internet site (http://www.sec.gov). You are also able to obtain these documents, free of charge, in the Investor

Relations portion of the United Rentals website at http://www.ur.com/investor under the heading “Investors” and then under “SEC Filings.” Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations at 203-618-7318.

Participants in Solicitation

United Rentals, RSC Holdings and their respective directors and executive officers and certain members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of United Rentals and RSC Holdings in connection with the proposed transaction. Information about the directors and executive officers of United Rentals and their ownership of United Rentals common stock is set forth in the proxy statement for the United Rentals 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 31, 2011. Information about the directors and executive officers of RSC Holdings and their ownership of RSC Holdings common stock is set forth in the proxy statement for the RSC Holdings’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction. You may obtain free copies of this document as described in the preceding paragraph.

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Contact:

Fred Bratman

(203) 618-7318

Cell: (917) 847-4507

fbratman@ur.com